Exhibit 10.12

SELECT PROPERTIES INC.                                        (C) COPYRIGHT 1999
7522 Grayhawk Lane NE                             Commercial Brokers Association
Olympia, WA 98516                                            All Rights Reserved
Phone: (206) 963-1407                                             CBA FORM PS-1A
Fax (206) 456-2093                                    Property & Sales Agreement

                                                                       Rev. 9/03
                                                                    Page 1 of 14

                       COMMERCIAL & INVESTMENT REAL ESTATE
                            PURCHASE & SALE AGREEMENT

      This has been prepared by submission to your attorney for review and approval prior to signing. No representation is made by Licensee as to its sufficiency or tax consequences CBA Text Disclaimer. Text deleted by Licensee indicated by strike. New text inserted by Licensee indicated by small capital letters.

                                                           Date: August 16, 2005
                                                                ----------------

         The undersigned buyer, Chuck Taggart and Glenn Taggart agrees to buy and Seller agrees to see, on the following terms, the commercial real estate and all improvements thereon (collectively, the "Property") commonly known as Ag-Bag, in the City of Warrenton, Clatsop County, OR, legally described on attached Exhibit A.

1.   PURCHASE  PRICE.  The  total  purchase  price is Eight  Hundred  and  Fifty
     Thousand Dollars ($850,000.00), including the earnest money, payable as follows: (check only one)

     |_| All cash at closing, including the earnest money, with no financing contingency.

     |X| All cash at closing, including the earnest money, contingent on new financing under Section 4a below.

     |_| $__________/___% of the purchase price in cash at closing, including the earnest money, with the balance of the purchase price paid as follows (check one or both as applicable): |_| Buyer's assumption of any underlying note and deed of trust, or real estate contact, under Section 4b below; |_| Buyer's delivery at closing of a promissory note for the balance of the purchase price, secured by a deed of trust encumbering the Property, as described in Section 4c below.

     |_|  Other: _________.

2. EARNEST MONEY. Buyer agrees to deliver the earnest money $8,000 in the form of |_| Cash |_| Personal check |X| Promissory note |_| Other: __________.

     If the earnest money is in the form of a promissory note, it shall be due no later than

     |_|  __________ days after mutual acceptance.

     |X| Upon removal of the inspection contingencies in Section 5 below.

     |_|  Other: __________.

     The earnest money shall be held by |_| Selling Licensee  |X| Closing Agent

     Buyer shall deliver the earnest money no later than:

     |_|  _________ Days after mutual acceptance

     |_| Upon removal of the inspection contingencies in Section 5 below.

     |_|  Other: __________.



INITIALS:   Buyer:   GT     Date: 8-18-05     Seller: LI - MW    Date:  8-23-5
                  ---------      ------------        -----------      ----------
            Buyer:          Date:             Seller:            Date:
                  ---------      ------------        -----------      ----------

SELECT PROPERTIES INC.                                        (C) COPYRIGHT 1999
7522 Grayhawk Lane NE                             Commercial Brokers Association
Olympia, WA 98516                                            All Rights Reserved
Phone: (206) 963-1407                                             CBA FORM PS-1A
Fax (206) 456-2093                                    Property & Sales Agreement

                                                                       Rev. 9/03
                                                                    Page 2 of 14

                       COMMERCIAL & INVESTMENT REAL ESTATE
                            PURCHASE & SALE AGREEMENT


     Selling Licensee may, however, transfer the earnest money to Closing Agent.

     If the earnest money is to be held by Selling Licensee and is over $10,000, it shall be deposited to: |_| Selling Licensee's pooled trust account (with interest paid to the State Treasurer) |_| A separate interest bearing trust account in Selling Licensee's name. The interest, if any, shall be credited at closing to Buyer whose Social Security or taxpayer ID Number is:
     __________. If this sale fails to close, whoever is entitled to the earnest money is entitled to interest.

     Selling Licensee shall deposit ay check to be held by Selling Licensee within 3 days after receipt or mutual acceptance, whichever occurs later. Buyer agrees to pay financing and purchase costs incurred by Buyer. If all or part of the earnest money is to be returned to Buyer and any such costs remain unpaid. Selling Licensee or Closing Agent may deduct and pay them therefrom. Unless otherwise provided in this Agreement, the earnest money shall be applicable to the purchase price and shall be non-refundable except where a condition to Buyer's obligation under this Agreement is not satisfied through no fault of Buyer.

3. EXHIBITS AND ADDENDA. The following Exhibits and Addenda are made a part of this Agreement.

     EXHIBIT A - Legal Description
     |_|  Earnest Money Promissory Note, CBA Form EMW
     |_|  Promissory Note, LPB Form No. 28A/CBA Form N1-A
     |_|  Short Form Deed of Trust, LPB Form No. 20
     |_|  Deed of Trust Rider; CBA Form DTR
     |_|  Utility Charges Addendum, CBA Form UA
     |_|  FIRPTA Certification, CBA Form 22D
     |_|  Assignment and Assumption, CBA Form PS-AS
     |_|  Addendum/Amendment, CBA Form PSA
     |_|  Back-up Addendum, CBA Form BU-A
     |_|  Vacant Land Addendum, CBA Form VLA
     |_|  Other  __________
     |_|  Other  __________

4.   FINANCING

     a. APPLICATION FOR NEW FINANCING. If payment of the purchase price is contingent on Buyer obtaining new financing, then Buyer's obligation to close is conditioned upon Buyer accepting a written commitment for financing. Buyer will not reject those terms of a commitment which provide for a loan amount of at least __________ or 80% of the purchase price, interest not to exceed ______ percent (7.5%) per annum, a payment schedule calling

INITIALS:   Buyer:   GT     Date: 8-18-05     Seller: LI - MW    Date:  8-23-5
                  ---------      ------------        -----------      ----------
            Buyer:          Date:             Seller:            Date:
                  ---------      ------------        -----------      ----------

SELECT PROPERTIES INC.                                        (C) COPYRIGHT 1999
7522 Grayhawk Lane NE                             Commercial Brokers Association
Olympia, WA 98516                                            All Rights Reserved
Phone: (206) 963-1407                                             CBA FORM PS-1A
Fax (206) 456-2093                                    Property & Sales Agreement

                                                                       Rev. 9/03
                                                                    Page 3 of 14

                       COMMERCIAL & INVESTMENT REAL ESTATE
                            PURCHASE & SALE AGREEMENT

     for monthly payments amortized over not less than __________ (25) years, and total placement fees and points not more than 1.5 percent (_____%) of the loan amount. Buyer shall make immediate application for said commitment, pay required costs and make a good faith effort to procure such financing. This Agreement shall terminate and Buyer shall receive a refund of the earnest money unless Buyer gives Seller written notice that this condition is satisfied or waived on or before __________ (30) days (60 days, if not completed) following mutual acceptance of this Agreement.

     b. ASSUMPTION OF EXISTING FINANCING. If payment of the purchase price includes Buyer's assumption of a note and mortgage or deed of trust, or a real estate contract, Seller shall promptly deliver to Buyer a copy of the underlying debt instrument(s) to be assumed, and Buyer shall be deemed to have approved all of the terms of the debt instruments(s) unless Buyer gives notice of disapproval within five (5) days after receiving such instrument(s). If any of the debt instrument(s) requires the consent of a third party to the assumption by Buyer, then Buyer shall apply for such consent within seven (7) days after receiving the debt instrument(s). Upon Buyer's request, Seller shall assist Buyer by requesting the third party's consent to the assumption, on Buyer's behalf. This Agreement shall terminate and Buyer shall receive a refund of the earnest money unless Buyer gives Seller written notice within _____ (_____) days (30 days, if not completed) of receiving the debt instrument(s) stating that such consent is available. Buyer shall pay any assumption fees or other out-of-pocket expenses attributable to the assumption of the underlying indebtedness.

     c. SELLER FINANCING. If Seller is financing a portion of the purchase price by promise note and deed of trust, unless different forms are attached to this Agreement, Buyer shall execute and submit to the Closing Agent: (i) LPB Form No. 28A Promissory Note and the DUE ON SALE and COMMERCIAL PROPERTY optional clauses in that form shall apply; (ii) UCC-1 Financing Statement covering the personal property described in Section 14 below;
     (iii) LPB Form No. 20 Short Form Deed of Trust and (iv) CBA Form No. DTR Deed of Trust Rider. The promissory note shall bear interest at the rate of _____% per annum, and shall be payable as follows (choose one): |_| monthly installments of interest only, |_| monthly installments of $__________, |_| equal monthly installments of principal and interest in an amount sufficient to fully amortize the outstanding principal balance at the stated interest rate over _____ years, |_| other __________. Payments shall commence on the first day of the first month after closing and continuing on the same day of each succeeding month until (choose one); |_| _____ months from the date of closing, |_| other _____, on which date all outstanding principal and interest shall be due. The principal shall, at Seller's option, bear interest at the rate of _____% per annum (18% or the maximum rate allowed by law, whichever is less, if not filled in) during any period of Buyer's default. If Seller receives any monthly payment more than _____ days (15 days if not filled in) after its due date, then a late payment charge of $_____/_____% of the delinquent amount (5% of the delinquent amount if not filled in) shall be added to the scheduled payment. Buyer shall have _____ days (5

INITIALS:   Buyer:   GT     Date: 8-18-05     Seller: LI - MW    Date:  8-23-5
                  ---------      ------------        -----------      ----------
            Buyer:          Date:             Seller:            Date:
                  ---------      ------------        -----------      ----------

SELECT PROPERTIES INC.                                        (C) COPYRIGHT 1999
7522 Grayhawk Lane NE                             Commercial Brokers Association
Olympia, WA 98516                                            All Rights Reserved
Phone: (206) 963-1407                                             CBA FORM PS-1A
Fax (206) 456-2093                                    Property & Sales Agreement

                                                                       Rev. 9/03
                                                                    Page 4 of 14

                       COMMERCIAL & INVESTMENT REAL ESTATE
                            PURCHASE & SALE AGREEMENT

     days if not filled in) after written notice to cure a default before Seller may declare all outstanding sums to be immediately due and payable.

     (NOTE TO BUYER AND SELLER: If the Property is currently used primarily for agricultural purposes, then a nonjudicial foreclosure/forfeiture remedy is available to Seller only by using a real estate contract and is not available with a deed of trust.)

     d. SECTION 1031 LIKE-KIND EXCHANGE. If either Buyer or Seller intends for this transaction to be a part of a Section 1031 like-kind exchange, then the other party agrees to cooperate in the completion of the like-kind exchange so long as the cooperating party incurs no additional liability in doing so, and so long as any expenses (including attorneys fees and costs) incurred by the cooperating party that are related only to the exchange are paid or reimbursed to the cooperating party at or prior to closing.

5. INSPECTION CONTINGENCY. This Agreement shall terminate and Buyer shall receive a refund of the earnest money unless Buyer gives written notice to Seller within 30 days (20 days if not filled in) of mutual acceptance of this Agreement stating that Buyer is satisfied, in Buyer's reasonable discretion, concerning all aspects of the Property, including without limitation, its physical condition; the presence of or absence of any hazardous substances; the contracts and leases affecting the property; the potential financial performance of the Property; the availability of government permits and approvals; and the feasibility of the Property to Buyer's intended purpose. If such notice is timely given, the inspection contingencies stated in this Section 5 shall be deemed to be satisfied.

     a. BOOKS, RECORDS, LEASES, AGREEMENTS. Seller shall make available for inspection by Buyer and its agents as soon as possible but no later than ten (10) days after mutual acceptance of this Agreement all documents available to Seller relating o the ownership, operation, renovation or development of the Property, including without limitation: statements for real estate taxes, assessments, and utilities; property management agreements, service contracts, and agreements with professionals or consultants entered into by the Seller; or any predecessor in title to the Seller; eases of personal property or fixtures; leases or other agreements relating to occupancy of all or a portion of the Property and a schedule of tenants; rents, and deposits; plans, specifications, permits, applications, drawings, surveys, studies and maintenance records; and accounting records and audit reports. Buyer shall determine within the contingency period stated in the preceding introductory paragraph whether it wishes and is able to assume, as of closing, all of the foregoing leases, contacts, and agreements which have terms extending beyond closing. Buyer shall be solely responsible for obtaining any required consents to such assumption. Seller shall transfer the leases, contracts and agreements as provided in Section 17 of this Agreement.

     b. ACCESS. Seller shall permit Buyer and its agents, at Buyer's sole expense and risk to enter the Property at reasonable times after legal notice to tenants, to conduct inspections

INITIALS:   Buyer:   GT     Date: 8-18-05     Seller: LI - MW    Date:  8-23-5
                  ---------      ------------        -----------      ----------
            Buyer:          Date:             Seller:            Date:
                  ---------      ------------        -----------      ----------

SELECT PROPERTIES INC.                                        (C) COPYRIGHT 1999
7522 Grayhawk Lane NE                             Commercial Brokers Association
Olympia, WA 98516                                            All Rights Reserved
Phone: (206) 963-1407                                             CBA FORM PS-1A
Fax (206) 456-2093                                    Property & Sales Agreement

                                                                       Rev. 9/03
                                                                    Page 5 of 14

                       COMMERCIAL & INVESTMENT REAL ESTATE
                            PURCHASE & SALE AGREEMENT

     concerning the Property and improvements, including without limitation, the structural condition of improvements, hazardous materials (limited to a Phase 1 audit only), pest infestation, soils conditions, sensitive areas, wetlands, or other matters affecting the feasibility of the Property for Buyer's intended use. Buyer shall schedule any entry onto the Property with Seller in advance. Buyer shall not perform any invasive testing or contact the tenants without obtaining the Seller's prior written consent, which shall not be unreasonably withheld. Buyer shall restore the Property and improvements to the same condition they were in prior to inspection. Buyer agrees to indemnify and defend Seller form all liens, costs, claims, and expenses, including attorneys' and experts' fees, arising from or relating to entry onto or inspection of the Property by Buyer and its agents. This Agreement to indemnify and defend Seller shall survive closing. Buyer may continue to enter the Property and interview tenants in accordance with the foregoing terms and conditions after removal or satisfaction of the inspection contingency only for the purpose of re-sale, leasing or to satisfy conditions of financing.

6.   TITLE INSURANCE.

     a. TITLE REPORT. Seller authorizes Lender and Listing Agent, Selling License or Closing Agent, at Seller's expense, to apply for and deliver to Buyer a |X| standard |_| extended (standard, if not completed) coverage owner's policy of title insurance. If an extended coverage owner's policy is specified, Buyer shall pay the increased costs associated with that policy including the excess premium over that charged for a standard coverage policy, and the cost of any survey required by the title insurer. The title report shall be issued by Ticor Title - Astoria Office.

     b. PERMITTED EXCEPTIONS. Buyer shall notify Seller of any objectionable matters in the title commitment or any supplemental report within then (10) days after receipt of such commitment or supplement. This Agreement shall terminate and Buyer shall receive a refund of the earnest money, less any costs advanced or committed for Buyer, unless (a) within ten (10) days of Buyer's notice of such objections. Seller agrees to remove all objectionable provisions, or (b) within fifteen (15) days after Buyer's notice of such objections, Buyer notifies Seller in writing that it waives any objections which Seller does not agree to remove. The closing date shall be extended to the extent necessary to permit time for these notices. Those provisions not objected to or for which Buyer waived its objections shall be referred to collectively as the "Permitted Exceptions." The title policy shall contain no exceptions other than the General Exclusions and Exceptions common to such form of policy and the Permitted Exceptions.

7. CLOSING OF SALE. This sale shall be closed on or before November 21, 2005 ("closing") by Ticor Title in Astoria ("Closing Agent"). Buyer and Seller will, immediately on demand, deposit with Closing Agent all instruments and monies required to complete the purchase in accordance with this Agreement. "Closing" shall be deemed to have occurred

INITIALS:   Buyer:   GT     Date: 8-18-05     Seller: LI - MW    Date:  8-23-5
                  ---------      ------------        -----------      ----------
            Buyer:          Date:             Seller:            Date:
                  ---------      ------------        -----------      ----------

SELECT PROPERTIES INC.                                        (C) COPYRIGHT 1999
7522 Grayhawk Lane NE                             Commercial Brokers Association
Olympia, WA 98516                                            All Rights Reserved
Phone: (206) 963-1407                                             CBA FORM PS-1A
Fax (206) 456-2093                                    Property & Sales Agreement

                                                                       Rev. 9/03
                                                                    Page 6 of 14

                       COMMERCIAL & INVESTMENT REAL ESTATE
                            PURCHASE & SALE AGREEMENT

     when all documents are recorded and the sale proceeds are available to Seller. Time is of the essence in the performance this Agreement.

8. CLOSING COSTS. Seller shall pay the excise tax and premium for the owner's standard coverage title policy. Seller and Buyer shall each pay one-half of the escrow fees. Real and personal property taxes and assessments payable in the year of closing; rents on any existing tenancies; interest, mortgage reserves; utilities; and other operating expenses shall be pro-rated as of closing. Buyer shall pay all costs of financing including the premium for the lender's title policy. Security, cleaning, and any other unearned deposits on tenancies, and remaining mortgage or other reserves shall be assigned to Buyer at closing. The real estate commission is due on closing or upon Seller's default under this Agreement, whichever occurs first, and neither the amount nor due date thereof can be changed without Listing Agent's written consent.

     a. UNPAID UTILITY CHARGES. Buyer and Seller: |_| WAIVE |X| DO NOT WAIVE the right to have the Closing Agent disburse closing funds necessary to satisfy unpaid utility charges affecting the Property pursuant to RCW 60.80. If "do not waive" is checked then attach CBA From UA ("Utility Charges" Addendum). If neither box is checked, then the "do not waive" option applies.

9. POST-CLOSING ADJUSTMENTS, COLLECTIONS, AND PAYMENTS. After closing, Buyer and Seller shall reconcile the actual amount of revenues or liabilities upon receipt of payment thereof to the extent those items were prorated or credited at closing based upon estimates. Any bills or invoices received by Buyer after closing which relate to services rendered or goods delivered to the Seller or the property prior to closing shall be paid by Seller upon presentation of such bill or invoice. At Buyer's option, Buyer may pay such bill or invoice and be reimbursed the amount paid plus interest at the rate of 12% per annum beginning fifteen (15) days from the date of Buyer's written demand to Seller for reimbursement until such reimbursement is made. Rents collected from each tenant after closing shall be applied first to rentals due most recently from such tenant for the period after closing, and the balance shall be applied to the benefit of Seller for delinquent rentals owned for a period prior to closing. The amounts applied for the benefit of Seller shall be turned over to Seller promptly after receipt.

10. OPERATIONS PRIOR TO CLOSING. Prior to closing, Seller shall continue to operate the Property in the ordinary course of its business and maintain the Property in the same or better condition than as existing on the date of mutual acceptance of this Agreement, but shall not be required to repair material damage from casualty except as otherwise provided in this Agreement. Seller shall not enter into or modify existing rental agreements or leases (except that Seller may modify or terminate residential rental agreements or leases in the ordinary course of its business), service contracts, or other agreements affecting the Property which have terms extending beyond closing without first obtaining Buyer's consent, which shall not be unreasonably withheld.


INITIALS:   Buyer:   GT     Date: 8-18-05     Seller: LI - MW    Date:  8-23-5
                  ---------      ------------        -----------      ----------
            Buyer:          Date:             Seller:            Date:
                  ---------      ------------        -----------      ----------

SELECT PROPERTIES INC.                                        (C) COPYRIGHT 1999
7522 Grayhawk Lane NE                             Commercial Brokers Association
Olympia, WA 98516                                            All Rights Reserved
Phone: (206) 963-1407                                             CBA FORM PS-1A
Fax (206) 456-2093                                    Property & Sales Agreement

                                                                       Rev. 9/03
                                                                    Page 7 of 14

                       COMMERCIAL & INVESTMENT REAL ESTATE
                            PURCHASE & SALE AGREEMENT

11. POSSESSION. Buyer shall be entitled to possession, subject to existing tenancies (if any), |X| on closing |_| _____ (on closing, if not completed).

12. SELLER'S REPRESENTATIONS AND WARRANTIES. Seller represents and warrants to Buyer that, to the best of Seller's knowledge, each of the following is true as of the date hereof and shall be true as of closing: (a) Seller is authorized to enter into the Agreement, to sell the Property, and to perform its obligations under the Agreement; (b) all books, records, leases, agreements and other times delivered to Buyer pursuant to this Agreement are accurate and complete; (c) The Property and the business conducted thereon comply with all applicable laws, regulations, codes and ordinances; (d) Seller has all certificates of occupancy, permits, and other governmental consents necessary to own and operate the property for its current use; (e) There is no pending or threatened litigation which would adversely affect the Property or Buyer's ownership thereof after closing; (f) There are no covenants, conditions, restrictions, or contractual obligations of Seller which will adversely affect Buyer's ownership of the Property after closing or prevent Seller from performing its obligations under the Agreement, except as disclosed in the preliminary commitment for title insurance or as otherwise disclosed to Buyer in writing prior to the end of the inspecting contingency states in Section 5 above; (b) There is no pending or threatened condemnation or similar proceedings affecting the Property, and except as otherwise disclosed in the preliminary commitment for title insurance as or otherwise disclosed to Buyer in writing prior to closing, the Property is not within the boundaries of any planned or authorized local improvement district; (h) Seller has paid (except to the extent prorated at closing) all local, state and federal taxes (other than real and personal property taxes and assessments described in Section 5 above) attributable to the period prior to closing which, if not paid, could constitute a lien on Property (including any personal property), or for which Buyer may be held liable after closing; and (l) Seller warrants that there are no pending or threatened notices of violation of building, zoning, or land use codes applicable to the Property; and (j) Seller is not aware of any concealed material defects in the Property except: none. Seller makes no representations or warranties regarding the Property other than those specified in this Agreement, Buyer otherwise takes the Property `AS IS" and Buyer shall otherwise rely on its own pre-closing inspections and investigations.

13. HAZARDOUS SUBSTANCES. Except as disclosed to or known by Buyer prior to the satisfaction or waiver of the inspection contingency stated in Section 5 above, Seller represents and warrants to Buyer that, to the best of its knowledge; (i) there are no Hazardous Substances (as defined below) currently located in, on, or under the Property in a manner or quantity that presently violates any Environmental Law (as defined below); (ii) there are no underground storage tanks located on the Property; and (iii) there is no pending or threatened investigation or remedial action by any governmental agency regarding the release of Hazardous Substances or the violation of Environmental Law at the Property. As used herein, the term "Hazardous Substances" shall mean any substance or material now or hereafter defined or regulated as a hazardous substance, hazardous waste, toxic substance,

INITIALS:   Buyer:   GT     Date: 8-18-05     Seller: LI - MW    Date:  8-23-5
                  ---------      ------------        -----------      ----------
            Buyer:          Date:             Seller:            Date:
                  ---------      ------------        -----------      ----------

SELECT PROPERTIES INC.                                        (C) COPYRIGHT 1999
7522 Grayhawk Lane NE                             Commercial Brokers Association
Olympia, WA 98516                                            All Rights Reserved
Phone: (206) 963-1407                                             CBA FORM PS-1A
Fax (206) 456-2093                                    Property & Sales Agreement

                                                                       Rev. 9/03
                                                                    Page 8 of 14

                       COMMERCIAL & INVESTMENT REAL ESTATE
                            PURCHASE & SALE AGREEMENT

     pollutant, or contaminant under any federal, state, or local law, regulation, or ordinance governing any substance that could cause actual or suspected harm to human health or the environment ("Environmental Law"). The term "Hazardous Substances" specifically includes, but is not limited to, petroleum, petroleum by-products, and asbestos.

14.  PERSONAL PROPERTY

     a. This sale includes all right, title and interest of Seller to the following tangible personal property: |_| None |X| That portion of the personal property located on and used in connection with the Property, which Seller will itemize in an Addendum to be attached to this Agreement within ten (10) days of mutual acceptance (None, if not completed). The value assigned to the personal property shall be the amount agreed upon by the parties and, if they cannot agree, the County-assessed value if available, and if not available, the fair market value determined by an appraiser selected by the Listing Agent and Selling Licensee. Seller warrants title to, but not the condition of, the personal property and shall convey it by bill of sale. Buyer shall pay any sales or use tax arising from the transfer of the personal property. PURCHASE PRICE INCLUDES OVERHEAD CRANE, AND EQUIPPED PAINT BOOTHS.

     b. In addition to the leases, contracts and agreements assumed by Buyer pursuant to Section 5a above this sale includes all right, title and interest of Seller to the following intangible property now or hereafter existing with respect to the Property including without limitation: all rights-of-way, rights of ingress or egress or other interests in, on, or to, any land, highway, street, road, or avenue, open or proposed, in, on or across, in front of, abutting or adjoining the Property; all rights to utilities serving the Property; all drawings, plans, specifications and other architectural or engineering work product; all governmental permits, certificates, licenses, authorizations and approvals; all utility, security and other deposits and reserve accounts made as security for the fulfillment of any of Seller's obligations; any name of or telephone numbers for the Property and related trademarks, service marks or trade dress; and guaranties, warranties or other assurances of performance received.

15. CONDEMNATION AND CASUALTY. Buyer may terminate this Agreement and obtain a refund of the earnest money, less any costs advanced or committed for Buyer, if improvements on the Property are destroyed or materially damaged by casualty before closing, or if condemnation proceedings are commenced against all or a portion of the Property before closing.

16. FIRPTA - TAX WITHHOLDING AT CLOSING. Closing Agent is instructed to prepare a certification (CBA or NWMLS Form 22E, or equivalent) that Seller is not a "foreign person" within the meaning of the Foreign Investment in Real Property Tax Act. Seller agrees to sign this certification, if Seller is a foreign person, and this transaction is not otherwise exempt from FIRPTA, Closing Agent is instructed to withhold and pay the required amount to the Internal Revenue Service.


INITIALS:   Buyer:   GT     Date: 8-18-05     Seller: LI - MW    Date:  8-23-5
                  ---------      ------------        -----------      ----------
            Buyer:          Date:             Seller:            Date:
                  ---------      ------------        -----------      ----------

SELECT PROPERTIES INC.                                        (C) COPYRIGHT 1999
7522 Grayhawk Lane NE                             Commercial Brokers Association
Olympia, WA 98516                                            All Rights Reserved
Phone: (206) 963-1407                                             CBA FORM PS-1A
Fax (206) 456-2093                                    Property & Sales Agreement

                                                                       Rev. 9/03
                                                                    Page 9 of 14

                       COMMERCIAL & INVESTMENT REAL ESTATE
                            PURCHASE & SALE AGREEMENT

17. CONVEYANCE. Title shall be conveyed by a Statutory Warranty Deed subject only to the Permitted Exceptions. If this Agreement is for conveyance of Seller's vendee's interest in a Real Estate Contract, the Statutory Warranty Deed shall include a contract vendee's assignment sufficient to convey after acquired title. At closing, Seller and Buyer shall execute and deliver to Closing Agent CBA Form No. PS-AS Assignment and Assumption Agreement transferring all leases, contracts and agreements assumed by Buyer pursuant to Section 5a and all intangible property transferred pursuant to Section 14b.

18. NOTICES AND COMPUTATION OF TIME. Unless otherwise specified, any notice required or permitted in, or related to, this Agreement (including revocations of offers and counteroffers) must be in writing. Notices to Seller must be signed by at least one Buyer and must be delivered to Seller and Listing Agent. A notice to Seller shall be deemed delivered only when received by Seller, Listing Agent, or the licensed office of Listing Agent. Notices to Buyer must be signed by at least one Seller and must be delivered to Buyer and Selling Licensee. A notice to Buyer shall be deemed delivered only when received by Buyer, Selling Licensee, or the licensed office of Selling Licensee. Selling Licensee and Listing Agent have no responsibility to advise of receipt of a notice beyond either phoning the party or causing a copy of the notice to be delivered to the party's address on this Agreement. Buyer and Seller must keep Selling Licensee and Listing Agent advised of their whereabouts to receive prompt notification of receipt of a notice.

     Unless otherwise specified in this Agreement, any period of time in this Agreement shall begin the day after the event starting the period and shall expire at 5:00 p.m. Pacific time of the last calendar day of the specified period of time, unless the last day is a Saturday, Sunday or legal holiday as defined in RCW 1.16.050, which case the specified period of time shall expire on the next day that is not a Saturday, Sunday or legal holiday. Any specified period of five (5) days or less shall not include Saturdays, Sundays or legal holidays.

19.  AGENCY DISCLOSURE. At the signing of this Agreement.

     SELLING LICENSEE:  Peter Tadei
                      ----------------------------------------------------------
                (Insert names of licensee and the Company name as licensed)

     Represented
                 ---------------------------------------------------------------
       (Insert Seller, Buyer, both Seller and Buyer or Neither seller nor Buyer)

     and the Listing Agent  Dennis DeLaHunt - Select Properties OR Inc. Peter
                           -----------------------------------------------------
                            Tadei - Myriad Commercial Properties
                           -----------------------------------------------------
       (Insert Seller, Buyer, both Seller and Buyer or Neither seller nor Buyer)

     Represented  Seller
                 ---------------------------------------------------------------
               (Insert names of Licensee and the Company name as licensed)

     If Selling Licensee and Listing Agent are different salespersons affiliated with the same Broker; then Seller and Buyer confirm their consent to Broker acting as a dual agent. If


INITIALS:   Buyer:   GT     Date: 8-18-05     Seller: LI - MW    Date:  8-23-5
                  ---------      ------------        -----------      ----------
            Buyer:          Date:             Seller:            Date:
                  ---------      ------------        -----------      ----------

SELECT PROPERTIES INC.                                        (C) COPYRIGHT 1999
7522 Grayhawk Lane NE                             Commercial Brokers Association
Olympia, WA 98516                                            All Rights Reserved
Phone: (206) 963-1407                                             CBA FORM PS-1A
Fax (206) 456-2093                                    Property & Sales Agreement

                                                                       Rev. 9/03
                                                                   Page 10 of 14

                       COMMERCIAL & INVESTMENT REAL ESTATE
                            PURCHASE & SALE AGREEMENT

     Selling Licensee and Listing Agent are the same person representing both parties, then Seller and Buyer confirm their consent to that person and his/her Broker acting as dual agents. If Seller Licensee, Listing Agent, or their Broker are dual agents, then Seller and Buyer consent to Selling Licensee, Listing Agent and their Broker being compensated based on a percentage of the purchase price or as otherwise disclosed on an attached addendum. Buyer and Seller confirm receipt of the pamphlet entitled "The law of Real Estate Agency."

20. ASSIGNMENT. Buyer |X| may |_| may not (may not, if not completed) assign this Agreement, or Buyer's rights hereunder, without Seller's prior written consent, unless provided otherwise herein.

21. DEFAULT AND ATTORNEY'S FEE. In the event Buyer fails, without legal excuse, to complete the purchase of the Property, then (check one):

     |X| that portion of the earnest money which does not exceed five percent (5%) of the purchase price shall be kept by Seller as liquidated damages (subject to Seller's obligation to pay certain costs of a commission, if any) as the sole and exclusive remedy available to Seller for such failure; or

     |_| Seller may, at its option (a) keep as liquidated damages all of the earnest money (subject to Seller's obligation to pay certain costs or a commission, if any) as the sole and exclusive remedy available to Seller for such failure, (b) bring suit against Buyer for Seller's actual damages,
     (c) bring suit to specifically enforce this Agreement and recover any incidental damages, or (d) pursue any other rights or remedies available at law or equity.

     If Buyer or Seller institutes suit concerning this Agreement, the prevailing party is entitled to reasonable attorneys' fees and expenses. In the event of trial, the amount of the attorney's fee shall be fixed by the court. The venue of any suit shall be the county in which the Property is located, and this Agreement shall be governed by the laws of the state where the Property is located.

22.  MISCELLANEOUS PROVISIONS.

     a. COMPLETE AGREEMENT. The Agreement and any addenda and exhibits to it state the entire understanding of Buyer and Seller regarding the sale of the Property. There are no verbal or written agreements which modify or affect the Agreement.

     b. NO MERGER. The terms of the Agreement shall not merge in the deed or other conveyance instrument transferring the Property to Buyer at closing. The terms of this Agreement shall survive closing.

     c. COUNTERPART SIGNATURES. The Agreement may be signed in counterpart, each signed counterpart shall be deemed an original, and all counterparts together shall constitute one and the same instrument.


INITIALS:   Buyer:   GT     Date: 8-18-05     Seller: LI - MW    Date:  8-23-5
                  ---------      ------------        -----------      ----------
            Buyer:          Date:             Seller:            Date:
                  ---------      ------------        -----------      ----------

SELECT PROPERTIES INC.                                        (C) COPYRIGHT 1999
7522 Grayhawk Lane NE                             Commercial Brokers Association
Olympia, WA 98516                                            All Rights Reserved
Phone: (206) 963-1407                                             CBA FORM PS-1A
Fax (206) 456-2093                                    Property & Sales Agreement

                                                                       Rev. 9/03
                                                                   Page 11 of 14

                       COMMERCIAL & INVESTMENT REAL ESTATE
                            PURCHASE & SALE AGREEMENT

     d. FACSIMILE TRANSMISSION. Facsimile transmission of any signed original document, and retransmission of any signed facsimile transmission, shall be the same as delivery of an original. at the request of either party, or the Closing Agent, the parties will confirm facsimile transmitted signatures by signing an original document.

23. ACCEPTANCE; COUNTEROFFERS. Seller has until midnight of ___________, __________ (if not filled in, the third business day following the last Buyer signature date below) to accept this offer, unless sooner withdrawn. If this offer is not timely accepted, it shall lapse and the earnest money shall be refunded to Buyer. If either party makes a future counteroffer, the other party shall have until 5:00 p.m. on the _____ business day (if not filled in, the second business day) following its receipt to accept the counteroffer, unless sooner withdrawn. If the counteroffer is not timely accepted or countered, this Agreement shall lapse and the earnest money shall be refunded to the Buyer. No acceptance, offer or counteroffer from the Buyer is effective until a signed copy is received b the Seller, the Listing Agent or the licensed office of the Listing Agent. No acceptance, offer or counteroffer from the Seller is effective until a signed copy is received by the Buyer, the Selling Licensee or the licensed office of the Selling Licensee.

24. INFORMATION TRANSFER. In the event this Agreement is terminated, Buyer agrees to deliver to Seller within ten (10) days of Seller's written request copies of all materials received from Seller and any plans, studies, reports, inspections, appraisals, surveys, drawings, permits, application or other development work product relating to the Property in Buyer's possession or control as of the date this Agreement is terminated.

25. CONFIDENTIALITY. Until and unless closing has been consummated, Buyer will treat all information obtained in connection with the negotiation and performance of this Agreement as confidential (except for any information that Buyer is required by law to disclose and then only after giving Seller written notice at least three (3) days prior to the disclosure and will not use or knowingly permit the use of any confidential information in any manner detrimental to Seller.

26. SELLER'S ACCEPTANCE AND BROKERAGE AGREEMENT. Seller agrees to sell the Property on the terms and conditions herein, and further agrees to pay a commission in a total amount computed in accordance with the listing agreement. If there is no written listing agreement, Seller agrees to pay a commission of 5% of the sales price or $__________. The commission shall be apportioned between Listing Agent and Selling Licensee as specified in the listing agreement or any co-brokerage agreement. Seller assigns to Listing Agent and Selling Licensee a portion of the sales proceeds equal to the commission. If the earnest money is retained as liquidated damages, any costs advanced or committed by Listing Agent or Selling Licensee for Buyer or Seller shall be reimbursed or paid therefrom, and the balance shall be paid one-half to Seller and one-half to Listing Agent and Selling Licensee according to the listing agreement and any co-brokerage agreement. In any action by Listing Agent or Selling Licensee to enforce this Section, the prevailing party is entitled to


INITIALS:   Buyer:   GT     Date: 8-18-05     Seller: LI - MW    Date:  8-23-5
                  ---------      ------------        -----------      ----------
            Buyer:          Date:             Seller:            Date:
                  ---------      ------------        -----------      ----------

SELECT PROPERTIES INC.                                        (C) COPYRIGHT 1999
7522 Grayhawk Lane NE                             Commercial Brokers Association
Olympia, WA 98516                                            All Rights Reserved
Phone: (206) 963-1407                                             CBA FORM PS-1A
Fax (206) 456-2093                                    Property & Sales Agreement

                                                                       Rev. 9/03
                                                                   Page 12 of 14

                       COMMERCIAL & INVESTMENT REAL ESTATE
                            PURCHASE & SALE AGREEMENT

     reasonable attorneys' fees and expenses. Neither Listing Agent nor Selling Licensee are receiving compensation from more than one party to this transaction unless disclosed on an attached addendum, in which case Buyer and Seller consent to such compensation. The Property described in attached Exhibit A, is commercial real estate. Notwithstanding Section 26 above, the pages containing this section, the parties' signatures and an attachment describing the Property may be recorded.

27. LISTING AGENT AND SELLING LICENSEE DISCLOSURE. EXCEPT AS OTHERWISE DISCLOSED IN WRITING TO BUYER OR SELLER, THE SELLING LICENSEE, LISTING AGENT, AND BROKERS HAVE NOT MADE ANY REPRESENTATIONS OR WARRANTIES CONCERNING THE LEGAL EFFECT OF THIS AGREEMENT, BUYER'S OR SELLER'S FINANCIAL STRENGTH, OR THE PROPERTY, INCLUDING WITHOUT LIMITATION, THE PROPERTY'S ZONING, COMPLIANCE WITH APPLICABLE LAWS (INCLUDING LAWS REGARDING ACCESSIBILITY FOR DISABLED PERSONS), OR HAZARDOUS MATERIALS. SELLER AND BUYER ARE EACH ADVISED TO SEE INDEPENDENT LEGAL AND TAX ADVICE ON THESE AND OTHER MATTERS RELATED TO THIS AGREEMENT.



























INITIALS:   Buyer:   GT     Date: 8-18-05     Seller: LI - MW    Date:  8-23-5
                  ---------      ------------        -----------      ----------
            Buyer:          Date:             Seller:            Date:
                  ---------      ------------        -----------      ----------

SELECT PROPERTIES INC.                                        (C) COPYRIGHT 1999
7522 Grayhawk Lane NE                             Commercial Brokers Association
Olympia, WA 98516                                            All Rights Reserved
Phone: (206) 963-1407                                             CBA FORM PS-1A
Fax (206) 456-2093                                    Property & Sales Agreement

                                                                       Rev. 9/03
                                                                   Page 13 of 14

                       COMMERCIAL & INVESTMENT REAL ESTATE
                            PURCHASE & SALE AGREEMENT




Buyer /s/ GT                             Date 8-18-05
      ----------------------------------     -----------------------------------

Buyer                                    Date
      ----------------------------------     -----------------------------------

Office Phone 338-3383         Fax No. 325-8559      Home Phone
             ----------------         -------------            -----------------

Print Buyer's Name Chuck Taggert and Glenn Taggart
                   -------------------------------------------------------------

Buyer's Address 254 W Marine Drive
                ----------------------------------------------------------------

Selling Office Myriad Commercial Properties
               -----------------------------------------------------------------

Office Phone 325-3400       Other Phone 338-8204         Fax No.
             --------------             ----------------         ---------------

Address 818 Commercial St., Astoria, OR 97103      MLS Office No. 959800
        ------------------------------------------                --------------

By Peter Tadei                          Print Name
   ------------------------------------            -----------------------------

Seller /s/ LARRY INMAN                   Date 8-23-05
      ----------------------------------     -----------------------------------

Seller /s/ MIKE WALLIS                   Date 8-23-05
      ----------------------------------     -----------------------------------

Home Phone                 Office Phone 861-1812 x232    Fax No. 503-867-0424
          -----------------             ----------------         ---------------

Print Seller's Name AB HOLDING GROUP INC.
                    ------------------------------------------------------------

Seller's Address 2320 SE Ag-Bag, Warrenton, OR 97146
                 ---------------------------------------------------------------

Listing Agent Peter Tadei, Dennis DeLaHunt
              ------------------------------------------------------------------

Listing Office Myriad Commercial Properties, Select Properties OR Inc.
               -----------------------------------------------------------------

Office Phone No. 325-3400       Other Phone 325-3776       Fax No.
                 ---------------            --------------         -------------

Address 818 Commercial St. Astoria, OR 97103        MLS OFFICE No. 959800
        --------------------------------------------               -------------

28. BUYER'S RECEIPT. Buyer acknowledges receipt of a Seller signed copy of this Agreement on
             ------------------------, -----.

BUYER /s/ GLENN TAGGART                      BUYER
      ----------------------------------          ------------------------------



INITIALS:   Buyer:   GT     Date: 8-18-05     Seller: LI - MW    Date:  8-23-5
                  ---------      ------------        -----------      ----------
            Buyer:          Date:             Seller:            Date:
                  ---------      ------------        -----------      ----------

SELECT PROPERTIES INC.                                        (C) COPYRIGHT 1999
7522 Grayhawk Lane NE                             Commercial Brokers Association
Olympia, WA 98516                                            All Rights Reserved
Phone: (206) 963-1407                                             CBA FORM PS-1A
Fax (206) 456-2093                                    Property & Sales Agreement

                                                                       Rev. 9/03
                                                                   Page 14 of 14

                              ADDENDUM/AMENDMENT TO
                            PURCHASE & SALE AGREEMENT


             CBA Text Disclaimer; Text deleted by licensee indicated
              by strike. New text inserted by licensee indicted by
                             small capital letters.

     The following is part of the Purchase and Sale  Agreement  dated August 19,
2005.                                                                 ----------
-----

     Between AB HOLDING GROUP, INC. ("Seller")

     And Check Taggart and Glenn Taggart ("Buyer)
         -------------------------------

     Regarding the sale of the Property known as Ag-Bag
                                                 ------

     IT IS AGREED  BETWEEN  THE SELLER AND BUYER AS  FOLLOWS:
     Seller agrees to deliver possession on closing in a "broom clean" condition
     ---------------------------------------------------------------------------
     with the yard clean of all material  and  equipment.  If current  tenant(s)
     ---------------------------------------------------------------------------
     holds  over,  Buyer  will  lease  with 30 day  increments  at $.45  psf for
     ---------------------------------------------------------------------------
     warehouse and $.75 for office.
     ------------------------------











AGENT (COMPANY)
                                          By:
--------------------------------------       -----------------------------------

ALL OTHER TERMS AND CONDITIONS of said Agreement remain unchanged.






INITIALS:   Buyer:   GT     Date: 8-18-05     Seller: LI - MW    Date:  8-23-5
                  ---------      ------------        -----------      ----------
            Buyer:          Date:             Seller:            Date:
                  ---------      ------------        -----------      ----------